Exhibit 99.2



                            CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the annual report of Health Sciences Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred E. Tannous, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   HEALTH SCIENCES GROUP, INC.

          June 10, 2003        By:  /s/ Fred E. Tannous
                                  ---------------------------
                                   Fred E. Tannous
                                   Chief Executive Officer,
                                   Chief Financial Officer,
                                   (Principal Financial Officer),
                                   and Co-chairman